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                                  EXHIBIT 10.13

                   SCHEDULE OF MANAGEMENT STABILITY AGREEMENTS


EMPLOYEE                                                       DATE OF AGREEMENT
--------                                                       -----------------

Keith D. Booke                                                    August 1, 1997
S. Eugene Edwards                                              February 25, 1999
John D. Gibbons                                                   August 1, 1997
John F. Hohnholt                                               February 25, 1999
Gregory C. King                                                   August 1, 1997